EARTH OIL SERVICES, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

FINANCIAL STATEMENTS

September 24, 2009

EARTH OIL SERVICES, INC.
(A DEVELOPMENT STAGE COMPANY)
FINANCIAL STATEMENTS

TABLE OF CONTENTS

PAGE (S)

BASIC FINANCIAL STATEMENTS

Independent Auditor's Report	1

Balance Sheet as of September 24, 2009	2

Statement of Operations for the Period August 21, 2009
(Inception) Through September 24, 2009 and Cumulative Since
Inception	3

Statement of Changes in Stockholders’ Equity
for the Period August 21, 2009 (Inception) Through September
24, 2009	4

Statements of Cash Flows for the Period August 21, 2009
(Inception) Through September 24, 2009 and Cumulative Since
Inception	5

Notes to the Financial Statements	6-12

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Management of
Earth Oil Services, Inc.
Dallas, Texas

We have audited the accompanying balance sheet of Earth Oil Services, Inc. (a development stage enterprise) as of September 24, 2009 and the related consolidated statements of operations, stockholders’ equity and cash flows for the period August 21, 2009 (inception) through September 24, 2009. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit of these financial statements in accordance with the auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Earth Oil Services, Inc. (a development stage enterprise) as of September 24, 2009, and the results of its operations and its cash flows for the period August 21, 2009 (inception) through September 24, 2009 in conformity with accounting principles generally accepted in the United States of America.

/s/  The HallGroup, CPAs
The Hall Group, CPAs
Dallas, Texas

December 2, 2009

EARTH OIL SERVICES, INC. (A Development Stage Enterprise) Balance Sheet As of September 24, 2009September 24, 2009

ASSETS
Current Assets
Cash and Cash Equivalents	$0
Total Current Assets	0

Other Assets
Investment in Bleeding Rock, LLC	250,010
Intangible Assets	10,000
License Agreement	150,000
Total Other Assets	410,010

TOTAL ASSETS	$410,010

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts Payable	250,000
Accounts Payable - Related Party	150,010
Total Current Liabilities	400,010

TOTAL LIABILITIES	400,010

Stockholders' Equity
Common Stock (10,000,000 shares issued and outstanding)	10,000
Additional Paid in Capital	0
Retained Earnings	0
Total Stockholders' Equity	10,000

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$410,010

The accompanying notes are an integral part of these financial statements.

EARTH OIL SERVICES, INC. (A Development Stage Enterprise) Statement of Operations For the Period August 21, 2009 (Inception) Through September 24, 2009 and Cumulative Since Inception

	August 21, 2009	Cumulative
	through	Since Inception
	September 24, 2009	(August 21, 2009)

REVENUES	$0	$0

OPERATING EXPENSES
None	0	0
TOTAL OPERATING EXPENSES	0	0

NET OPERATING INCOME (LOSS)	0	0

OTHER INCOME (EXPENSE)	0	0

NET INCOME (LOSS) BEFORE INCOME TAXES	0	0
Provision for Income Taxes (Expense) Benefit	0	0

NET INCOME (LOSS)	$0	$0

Earnings per Share, basic and diluted	$0.00

Weighted Average Shares Outstanding	10,000,000

The accompanying notes are an integral part of these financial statements.

EARTH OIL SERVICES, INC. (A Development Stage Enterprise) Statement of Changes in Stockholders' Equity For the Period August 21, 2009 (Inception) Through September 24, 2009

			Additional
	Common Stock		Paid-In	Retained
	Shares	Amount	Capital	Earnings	Totals

Balance at August 21, 2009	0	$0	$0	$0	$0

Capital Contribution on August 21, 2009	2,215,000	2,215			2,215

Capital Contribution on August 21, 2009	7,785,000	7,785	0		7,785

Net Income (Loss)				0	0

Balance at September 24, 2009	10,000,000	$10,000	$0	$0	$10,000

The accompanying notes are an integral part of these financial statements.

EARTH OIL SERVICES, INC. (A Development Stage Enterprise) Statement of Cash Flows For the Period August 21, 2009 (Inception) Through September 24, 2009 and CumulativeSince Inception

	August 21, 2009
	through	Since Inception
	September 24, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net (Loss)	$0	$0
Adjustments to reconcile net income to net cash
provided by operating activities:
(Increase) in Investment in Bleeding Rock, LLC	(250,010)	(250,010)
(Increase) in Intangible Assets	(10,000)	(10,000)
(Increase) in License Agreement	(150,000)	(150,000)
Increase in Accounts Payable - Related Party	150,010	150,010
Increase in Accounts Payable	250,000	250,000
Net Cash (Used) by Operating Activities	(10,000)	(10,000)

CASH FLOWS FROM INVESTING ACTIVITIES
None	0	0

CASH FLOWS FROM FINANCING ACTIVITIES
Contributed Capital	10,000	10,000
Net Cash Provided by Financing Activities	10,000	10,000

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	0	0

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	0	0

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$0	$0

The accompanying notes are an integral part of these financial statements.

EARTH OIL SERVICES, INC. (A Development Stage Enterprise) Notes to the Financial Statements September 24, 2009

NOTE 1 – NATURE OF ACTIVITIES AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Activities, History and Organization:

Earth Oil Services, Inc. (“EOS” or “the Company”), a Nevada “C” corporation, was formed on August 21, 2009.   The Company is the sole licensor of a proprietary technology that is a chemical solvent comprised of different chemical mixtures, which, when properly combined, can cost-effectively separate, extract and recycle both hazardous and non-hazardous hydrocarbon-based contaminants from ground soils and sub-surface heavy oil, tar sands, oil sands and oil shale mineral formations, as well as from waste sludge, tailing pond waste fluids and the coagulated build-up of oil-solids in petroleum storage tanks, maritime oil tankers and mobile oil/fuel banks.

On September 24, 2009, all of the Company’s common stock was acquired by Freestone Resources, Inc. (“Freestone”) in exchange for 45% of the issued and outstanding common stock of Freestone.  These financial statements are prepared as of the balance sheet date, immediately prior to the acquisition.

The Company is a new enterprise in the development stage and presents its financial statements in accordance with Accounting Standards Codification (“ASC”) 915 “Development Stage Entities” (formerly Statement of Financial Accounting Standard (“SFAS”) No. 7, “Accounting and Reporting by Development Stage Enterprises”), and has not engaged in any business other than organizational efforts.  The Company has no full-time employees and owns no real property or fixed assets.

Significant Accounting Policies:

The Company’s management selects accounting principles generally accepted in the United States of America and adopts methods for their application.  The application of accounting principles requires the estimating, matching and timing of revenue and expense.  The accounting policies used conform to generally accepted accounting principles which have been consistently applied in the preparation of these financial statements.

EARTH OIL SERVICES, INC. (A Development Stage Enterprise) Notes to the Financial Statements September 24, 2009

NOTE 1 – (CONTINUED)

The financial statements and notes are representations of the Company’s management which is responsible for their integrity and objectivity. Management further acknowledges that it is solely responsible for adopting sound accounting practices, establishing and maintaining a system of internal accounting control and preventing and detecting fraud.  The Company's system of internal accounting control is designed to assure, among other items, that  1) recorded  transactions  are valid;  2) valid  transactions  are recorded;  and  3) transactions are recorded in the proper period in a timely manner to produce financial statements which present fairly the financial condition, results of operations and cash flows of the Company for the respective periods being presented.

FASB Accounting Standards Codification:

In June 2009, the Financial Accounting Standards Board (“FASB”) issued new guidance concerning the organization of authoritative guidance under U.S. Generally Accepted Accounting Principles (“GAAP”). This new guidance created the FASB Accounting Standards Codification ("ASC")(“Codification”). The Codification has become the source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities. The Codification became effective for the Company as of September 15, 2009, the required date of adoption.  As the Codification is not intended to change or alter existing U.S. GAAP, it did not have any impact on the Company’s financial statements.

Basis of Presentation:

The Company prepares its financial statements on the accrual basis of accounting.  Investments are reported using the equity method.

Fair Value of Financial Instruments:

In accordance with the reporting requirements of ASC 820, “Fair Value Measurements” (formerly SFAS No. 157, “Disclosures About Fair Value of Financial Instruments”), the Company calculates the fair value of its assets and liabilities which qualify as financial instruments under this statement and includes this additional information in the notes to the financial statements when the fair value is different than the carrying value of those financial instruments.  At September 24, 2009, the Company did not have any financial instruments.

EARTH OIL SERVICES, INC. (A Development Stage Enterprise) Notes to the Financial Statements September 24, 2009

NOTE 1 – (CONTINUED)

Revenue Recognition:

The Company recognizes revenue from the sale of products in accordance with ASC 605-15 “Revenue Recognition” (formerly Securities and Exchange Commission Staff Accounting Bulletin No. 104, "Revenue Recognition in Financial Statements" ("SAB 104")).

Revenue will be recognized only when all of the following criteria have been met:

●	Persuasive evidence of an arrangement exists;
●	Ownership and all risks of loss have been transferred to buyer, which is generally upon shipment;
●	The price is fixed and determinable; and
●	Collectability is reasonably assured.

Income Taxes:

The Company has adopted ASC 740-10 “Income Taxes” (formerly SFAS No. 109), which requires the use of the liability method in computation of income tax expense and the current and deferred income tax payable (deferred tax liability) or benefit (deferred tax asset).  Valuation allowances will be established when necessary to reduce deferred tax assets to the amount expected to be realized.

Earnings per Share:

Earnings per share (basic) is calculated by dividing the net income (loss) by the weighted average number of common shares outstanding for the period covered.  As the Company has no potentially dilutive securities, fully diluted earnings per share is equal to earnings per share (basic).

Comprehensive Income (Loss):

ASC 220 “Comprehensive Income” (formerly SFAS No. 130, "Reporting Comprehensive Income" (SFAS No. 130)), establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements.  For the period ended September 24, 2009, the Company  had  no  items  of  other  comprehensive  income.  Therefore, net loss equals comprehensive loss for the period ended September 24, 2009.

EARTH OIL SERVICES, INC. (A Development Stage Enterprise) Notes to the Financial Statements September 24, 2009

NOTE 1 – (CONTINUED)

Recent Accounting Pronouncements:

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position or cash flow.  See Note 8 for a discussion of new accounting pronouncements

Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

NOTE 2 – FIXED ASSETS

The Company has no fixed assets as of September 24, 2009.

NOTE 3 – INVESTMENT IN BLEEDING ROCK

On September 17, 2009, the Company acquired a 50% ownership of Bleeding Rock,
LLC, a Utah corporation (“Bleeding Rock”).  Bleeding Rock owns 20,600,000 shares of Green River Resources, Corp., an Alberta, Canada corporation.

The Company is entitled to 47% of the net income from their 50% ownership of Bleeding Rock.   As the Company does not have control of Bleeding Rock, the Investment in Bleeding Rock is accounted for under the equity method.

The Investment in Bleeding Rock was recorded at the value of the consideration paid, as well as the liabilities assumed, which totaled $250,010.

EARTH OIL SERVICES, INC. (A Development Stage Enterprise) Notes to the Financial Statements September 24, 2009

NOTE 4 – INTANGIBLE ASSETS

As of September 24, 2009, the Company has $10,000 in intangible assets that were contributed during the Company’s initial capitalization.

The Company evaluates their long term, intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to the estimated undiscounted future cash flows expected to be generated from the use and ultimate disposition of the assets.  If the carrying amount of the assets exceeds their estimated future cash flows, an impairment charge is recognized for the amount by which the carrying amount of the assets exceeds the fair value of the assets.  As of September 24, 2009, no impairment was recorded.

NOTE 5 – EQUITY

The Company is authorized to issue 75,000,000 common shares at a par value of $0.001 per share.  These shares have full voting rights.

The Company issued 10,000,000 common shares upon inception (August 21, 2009) in exchange for certain intellectual property.

As of September 24, 2009 there were 10,000,000 common shares outstanding.  There have been no stock option plans or warrants issued since inception.

NOTE 6 – INCOME TAXES

The Company has adopted ASC 740-10 “Income Taxes” (formerly SFAS No. 109), which requires the use of the liability method in computation of income tax expense and the current and deferred income tax payable (deferred tax liability) or benefit (deferred tax asset).  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.   As there was no revenue or expenses incurred during the period, no deferred tax asset or liability exist as of September 24, 2009.

EARTH OIL SERVICES, INC. (A Development Stage Enterprise) Notes to the Financial Statements September 24, 2009

NOTE 7 – COMMITMENTS AND CONTINGENCIES

Under the Company’s license agreement, upon successful demonstration (as defined in the agreement) of the licensed technology, the Company shall pay the Environmental Services and Support, Inc. (“ESSI” or the “licensor”) $75,000 per month from the Licensing Fee Allocation Monies (as defined below), until the License Term has ended (the “Phase Two Licensing Fee”).  In any month that the licensee produces 100,000 barrels of oil or more using the licensed technology, the payment owed to the licensor shall be increased for $150,000 for any such month.

If sufficient funds are not available, the amounts due shall agree and will be paid to licensor as soon as sufficient funds are available.  The Licensing Fee Allocation Monies include 20% of all funds raised by the Company, up to a total of $12,000,000 raised in a funding.  The License Fee Allocation Monies shall be deposited into a segregated bank account and utilized solely for the purpose of paying the licensor.

The Company has the option, but is not required, to pay the licensing fee to the licensor in registered common stock at the then current market price of the stock on the day the license fee was due and payable.    No more than 20% of the licensee’s net profit in any given month shall be used to pay this Phase Two Licensing Fee.

NOTE 8 – RECENT ACCOUNTING PROUNCEMENTS

In 2009, the FASB issued the following guidance:

SFAS No. 166:  "Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140", which will be integrated into the ASC upon the effective date, which is for the first annual or quarterly period after November 15, 2009.

SFAS No. 167:  "Accounting for Transfers of Financial Assets", which will be integrated into the ASC upon the effective date, which is for the first annual or quarterly period after November 15, 2009.

 FSP No. FAS 107-1 and APB 28-1:  “Interim Disclosures about Fair Value of Financial Instruments”, which was codified into ASC 825.

FSP No. FAS 115-2 and FAS 124-2:  “Recognition and Presentation of Other-Than-Temporary Impairments”, which was codified into ASC 320-10-65-4.

EARTH OIL SERVICES, INC. (A Development Stage Enterprise) Notes to the Financial Statements September 24, 2009

NOTE 8 – (CONTINUED)

FSP No. FAS 157-4:   “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly”, which was codified into ASC 820-10-65-4.

Management has reviewed these new standards and believes that they will have no material impact on the financial statements of the Company.

NOTE 9 – SUBSEQUENT EVENTS

In May 2009, the FASB issued ASC 855-10, “Subsequent Events”, (formerly SFAS No. 165, “Subsequent Events,” which establishes general standards for accounting for and disclosure of events that occur after the balance sheet date but before the financial statements are issued or are available to be issued. The pronouncement requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date, whether that date represents the date the financial statements were issued or were available to be issued.   An evaluation of subsequent events was performed through December 2, 2009, which is the date the financial statements were issued.   There were no events to report.

NOTE 10 – RELATED PARTY TRANSACTIONS

The Company owes ESSI $150,010 related to the payment of the first phase of the licensed technology.  ESSI owns the controlling interest in Bleeding Rock, LLC.